Caliber (Nasdaq: CWD) Reports Fourth Quarter and Fiscal Year 2023 Results Date: April 15, 2024 Conference Call Information: The conference call will be broadcast live on the Investor Relations section of Caliber’s website at https://ir.caliberco.com/ or at https://viavid.webcasts.com/starthere.jsp?ei=1664257&tp_key=24fa2e5b4e The conference call can also be accessed by dialing: 1-888-886-7786 or 1-416-764-8658 An archived replay will be available for 14 days by dialing: 1-844-512-2921 or 1-412-317-6671. The webcast replay will be available on the Investor Relations section of Caliber’s website under “Financial Results.” Caliber: Victoria Rotondo +1 480-295-7600 Victoria.rotondo@caliberco.com Investor Relations: Lisa Fortuna, Financial Profiles +1 310-622-8251 ir@caliberco.com Media Relations: Kelly McAndrew, Financial Profiles +1 203-613-1552 KMcAndrew@finprofiles.com

4Q and FY23 Earnings Supplemental ©2024 Caliber Building on a 15-year track record of profitable growth and success

Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at httpp://www.sec.gov CALIBERCO.COM | 8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258 | 480.295.7600 3 T H E W E A L T H D E V E L O P M E N T C O M P A N Y Disclaimers

Today's Speakers



Chris Loeffler
CHIEF EXECUTIVE OFFICER

Chris Loeffler has served as the CEO and Chairman of Caliber's Board of Directors since its inception. As CEO, Chris directs and executes global strategy, oversees investments and fund management, and contributes to private and public capital formation.

As a Co-Founder Chris took an early role forming the Company's financial and operational infrastructure and navigating the vertical integration of all real estate and investment services.



Jade Leung
CHIEF FINANCIAL OFFICER

Jade Leung is Caliber's CFO and corporate secretary. As CFO, Jade oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber.

Jade is also responsible for the strategic direction of Caliber's information technology and data security initiatives.

Prior to joining Caliber, Jade spent 12 years with PwC, where he managed audit and accounting advisory services. Notably, Jade participated in over $1 billion of public market transactions and financing arrangements for companies.

CALIBER THE WEALTH DEVELOPMENT COMPANY 4

CEO Commentary 5T H E W E A L T H D E V E L O P M E N T C O M P A N Y

CALIBER THE WEALTH DEVELOPMENT COMPANY

Why Invest in Caliber (Nasdaq: CWD)?

1. 15-year history of growth across market cycles with $3.1 billion pool of assets under management and under development
2. Demonstrated track record of delivering unlevered annualized gross internal rate of return (IRR) of 19% on investments sold
3. Large and growing market opportunity with investment in alternative assets forecasted to increase 50% from 2023 to 2028[1]
4. Sizable and loyal customer base with estimated $13 billion in net worth; successful track record of fundraising over $660 million since inception
5. Fit for purpose business model with distinct competitive advantages including in-house services model and focus on underserved, complex, middle-market real estate in the Western U.S.
6. Poised for next level of growth with scalable infrastructure and focused value-creation model
7. Experienced, cycle tested management team with significant insider ownership

(1) Preqin Future of Alternatives 2028 report, October 2023

CALIBER THE WEALTH DEVELOPMENT COMPANY

6

Caliber… In Three Numbers 7T H E W E A L T H D E V E L O P M E N T C O M P A N Y 15yrs 19% IRR $3.1 Billion

Publicly Traded Parent Operates Investment Funds 8T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber Nasdaq: CWD RE Fund 1 RE Fund 2 Hotel UPREIT

9 BEHAVIORAL HEALTH HOSPITAL HOSPITALITY/HOTEL MULTI-FAMILY HOUSING OPPORTUNITY ZONE ASSETS We Invest in Real Estate Where Most Others… Don’t

10T H E W E A L T H D E V E L O P M E N T C O M P A N Y The Best Opportunities are in the Middle-Market Middle-Market Assets • $5 to $50 million per project • Large opportunity set • Highly-fragmented market • Less competition • Caliber’s in-house services model enables access Middle Market Geographies • Demonstrated Population & Job Growth • Underserved in terms of financing options • Opportunity Zone tax incentives • Local tax incentives • Trends post-pandemic

We Solve Our Clients' Financial Needs

Clients who invest in Caliber's Funds seek three primary outcomes:

Desired Outcome	Caliber Product
Income	Lending, CORE Plus, Value Add
Growth	Distressed and Special Situations, Adaptive Re-Use & Development
Tax Planning/Reduction	Opportunity Zone Funds, 1031 Investments

Our Job Is Simple: Deliver Returns Clients Expect In All Market Conditions

CALIBER THE WEALTH DEVELOPMENT COMPANY 11

Our Market Is Growing Dramatically 12T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Preqin Future of Alternatives 2028 report, October 2023 *Forecast 10.1 16.3 24.5 0 5 10 15 20 25 30 2019 2023* 2028* A ss et s U n d er M an ag em en t ($ tr ill io n ) $24.5 Trillion in Global Alternative AUM Forecasted by 2028 CAGR: 10.3%

Performance Allocations Asset Management Revenue We Have Multiple Revenue Streams 13T H E W E A L T H D E V E L O P M E N T C O M P A N Y Note: asset services performed in-house at market rates.

Increasing The Money We Manage/Invest Is A Core Growth Driver


Caliber Private Client Sales
Caliber Wholesale
Caliber Institutional
High Net-Worth Investors
Registered Investment Advisors & Independent Broker-Dealers
Family Offices
Boutique Institutions

CALIBER THE WEALTH DEVELOPMENT COMPANY 14

Caliber Hospitality Trust – Another Path To Revenue Growth 15T H E W E A L T H D E V E L O P M E N T C O M P A N Y Using the Caliber infrastructure to launch public investment products

Consistent Growth – A Model We’ve Succeeded With For 15 Years 16T H E W E A L T H D E V E L O P M E N T C O M P A N Y Raise Capital Grow Assets Under Management Grow Revenue

Caliber Earns More Per Dollar in AUM

Caliber has optimized in-house and third-party services to maximize control and profitability

Caliber's In-House Services Model: Increased Control & Multiple Revenue Streams


Fund Management Fees
Performance Allocations (Carried Interest)
Fund Set-Up Fees
Financing Fees
Real Estate Development Fees
Brokerage Fees
Low-Margin, High-Volume Services
In-House Revenues
Outsourced

Traditional Asset Managers: Lower Control & Fewer Revenue Opportunities


Asset Management
Performance Fees (Carried Interest)
All Additional Services
In-House Revenues
Outsourced

Source: Caliber's estimates and internal research reviewing comparable business models

CALIBER THE WEALTH DEVELOPMENT COMPANY
17

2026 Financial Targets* 18T H E W E A L T H D E V E L O P M E N T C O M P A N Y Cumulative Fundraising of $750M Annualized Platform Revenue of $50M Assets Under Management (AUM) of $3B * End of 2026

Path Forward for Enterprise Value Growth 19T H E W E A L T H D E V E L O P M E N T C O M P A N Y Fundraising Product Innovation Acquisitions

Our Interests Are Aligned – Insiders Own ~50% Of Our Stock



Chris Loeffler
CHIEF EXECUTIVE OFFICER



Jennifer Schrader
PRESIDENT



Jade Leung
CHIEF FINANCIAL OFFICER



Roy Bade
CHIEF DEVELOPMENT OFFICER

The people who built Caliber, still manage Caliber



Ignacio Martinez
CHIEF OPERATING OFFICER



George Pace
EVP FUNDRAISING



Yaron Ashkenazi
HEAD OF HOSPITALITY



John Hartman
CHIEF INVESTMENT OFFICER

With a growing team of talented executives

CALIBER THE WEALTH DEVELOPMENT COMPANY 20

CALIBER THE WEALTH DEVELOPMENT COMPANY

Independent Board Committed to Strong Corporate Governance

Our Directors

Public Company, Asset Management, Real Estate and Public Company Experience

- **Chris Loeffler** – Chief Executive Officer & Co-Founder
- **Jennifer Schrader** – President & Co-Founder
- **Dan Hansen** – Lead Independent Director
- **William J. Gerber** – Director
- **Michael Trzupek** – Director
- **Lawrence X. Taylor** – Director

Commitment to Corporate Governance

- ✓ 5+ year history of public company reporting; Big 4 auditor
- ✓ Established Board Committees and Charters
- ✓ Commitment to sustainable business practices

CALIBER THE WEALTH DEVELOPMENT COMPANY 21

4Q and FY 2023 Financial Highlights 22T H E W E A L T H D E V E L O P M E N T C O M P A N Y

4th Quarter – Summary Highlights

Section	Highlights
Financial Measures	• Total revenues of $23.9 million • Platform revenue of $7.2 million • Platform asset management revenue of $6.0 million • Performance allocations of $1.2 million • Net loss attributable to Caliber of $2.4 million, or $0.11 per diluted share • Caliber Adjusted EBITDA of $1.6 million
Metrics	• Fair value assets under management of $741.2 million • Managed capital of $437.6 million
Corporate	• Sold Northsight Crossing Retail Center for $27.4 million, resulting in net cash proceeds of ~$12.2 million, a gain on the sale of real estate of ~$5.0 million, and a loss on the extinguishment of debt of ~$0.2 million. Originally purchased in January 2022 for $21.1 million. • Signed 26 selling agreements with regional broker dealers and registered investment advisors for investments in Caliber-sponsored products. In total, these partners have approximately 381 representatives and represent $3.4 billion of accessible AUM. • March 7, 2024, CHT acquired the Holiday Inn Newport News located in Newport News, Virginia. This is the first of nine hotel assets included in the previously announced contribution agreement with L.T.D. Hospitality. In total, the portfolio of nine assets represents a contribution value of $224 million, which will bolster Caliber's AUM, upon transaction closing.

CALIBER THE WEALTH DEVELOPMENT COMPANY 23

$21,467 $23,945 $- $5,000 $10,000 $15,000 $20,000 $25,000 Q4'22 Q4'23 (0 0 0 s) Total Consolidated Revenue 4th Quarter Summary Results 24T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports Net Income (Loss) (per common share) $(0.14) Q4’22 $(0.11) Q4’23 $5,422 $7,187 $- $2,000 $4,000 $6,000 $8,000 $10,000 Q4'22 Q4'23 (0 0 0 s) Total Platform Revenue Asset Mgmt Fees Performance Allocations Caliber Adj. EBITDA (Loss) (000’s) $(1,766) Q4’22 $1,553 Q4’23

4th Quarter – Historical Summary Results


Total Platform Revenue
(000s)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,915
$4,382
$8,399
$5,422
$6,350
$3,373
$3,728
$7,187
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23
Asset Mgmt
Performance


Total Consolidated Revenue
(000s)
$40,000
$30,000
$20,000
$10,000
$-
$24,302
$18,681
$19,506
$21,467
$29,522
$20,445
$17,025
$23,945
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23


Adjusted EBITDA
(000s)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
$2,155
$(529)
$5,659
$(1,766)
$1,034
$(2,327)
$(1,511)
$1,553
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23


FV AUM
(000s)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$619
$638
$686
$746
$807
$825
$823
$741
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23

CALIBER THE WEALTH DEVELOPMENT COMPANY
25

$83,956 $90,937 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 FY'22 FY'23 (0 0 0 s) Total Consolidated Revenue FY 2023 Summary Results 26T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Caliber reports Net Income (Loss) (per common share) $0.11 FY’22 $(0.63) FY’23 $24,118 $20,638 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 FY'22 FY'23 (0 0 0 s) Total Platform Revenue Asset Mgmt Performance Allocations Caliber Adj. EBITDA (Loss) (000’s) $5,519 FY’22 $(1,251) FY’23

4Q and FY 2023 Financial Review 27T H E W E A L T H D E V E L O P M E N T C O M P A N Y

GAAP Income Statement 28T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Revenues Asset management revenues $ 4,325 $ 4,035 $ 10,571 $ 15,344 Performance allocations 1,165 35 3,639 2,543 Consolidated funds – hospitality revenues 16,897 15,763 68,905 59,564 Consolidated funds – other revenues 1,558 1,634 7,822 6,505 Total revenues 23,945 21,467 90,937 83,956 Expenses Operating costs 5,106 6,188 21,311 14,609 General and administrative 1,856 1,290 6,770 6,679 Marketing and advertising 164 (114) 1,052 1,179 Depreciation and amortization 141 35 550 58 Consolidated funds – hospitality expenses 20,993 15,881 80,669 60,667 Consolidated funds – other expenses 2,405 3,067 9,162 9,213 Total expenses 30,665 26,347 119,514 92,405

GAAP Income Statement (cont.) 29T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) Consolidated funds - gain on sale of real estate investments 4,976 — 4,976 21,530 Other (loss) income, net (1,105) 85 374 326 Gain on extinguishment of debt — — — 1,421 Interest income 71 66 350 178 Interest expense (1,309) (370) (4,717) (1,055) Net (loss) income before income taxes (4,087) (5,099) (27,594) 13,951 Benefit from income taxes — — — — Net (loss) income (4,087) (5,099) (27,594) 13,951 Net (loss) income attributable to noncontrolling interests (1,726) (2,630) (14,891) 11,931 Net (loss) income attributable to CaliberCos Inc. (2,361) (2,469) (12,703) 2,020 Basic net (loss) income per share attributable to common stockholders $ (0.11) $ (0.14) $ (0.63) $ 0.11 Diluted net (loss) income per share attributable to common stockholders $ (0.11) $ (0.14) $ (0.63) $ 0.11 Weighted average common shares outstanding: Basic 21,270 18,213 20,087 18,003 Diluted 21,270 18,213 20,087 19,822

GAAP Balance Sheet 30T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA) December 31, 2023 December 31, 2022 Assets Cash $ 940 $ 1,921 Restricted cash 2,569 23 Real estate investments, net 21,492 2,065 Due from related parties 9,759 9,646 Investments in unconsolidated entities 3,338 3,156 Operating lease - right of use assets 193 1,411 Prepaid and other assets 2,781 5,861 Assets of consolidated funds Cash 2,865 5,736 Restricted cash 11,266 8,254 Real estate investments, net 185,636 196,177 Accounts receivable, net 1,978 2,228 Notes receivable - related parties 34,620 28,229 Operating lease - right of use assets 10,318 8,769 Prepaid and other assets 11,677 5,358 Total assets $ 299,432 $ 278,834

GAAP Balance Sheet (cont.) 31T H E W E A L T H D E V E L O P M E N T C O M P A N Y CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA) December 31, 2023 December 31, 2022 Liabilities and Stockholders’ Equity Notes payable $ 53,799 $ 14,653 Notes payable - related parties — 365 Accounts payable and accrued expenses 8,886 6,374 Buyback obligation — 12,391 Due to related parties 257 171 Operating lease liabilities 119 1,587 Other liabilities 420 64 Liabilities of consolidated funds Notes payable, net 129,684 134,256 Notes payable - related parties 12,055 6,973 Accounts payable and accrued expenses 11,736 9,252 Due to related parties 101 68 Operating lease liabilities 13,957 12,461 Other liabilities 2,400 3,030 Total liabilities 233,414 201,645

CALIBER THE WEALTH DEVELOPMENT COMPANY

GAAP Balance Sheet (cont.)

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

Commitments and Contingencies				
Preferred stock, $0.001 par value; 22,500,000 authorized and no shares issued and outstanding as of December 31, 2023 and 12,500,000 shares authorized and 1,651,302 shares of Series B Preferred Stock issued and outstanding as of December 31, 2022		—		—
Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 13,872,671 and 10,790,787 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively		14		11
Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 7,416,414 shares issued and outstanding as December 31, 2023 and December 31, 2022		7		7
Paid-in capital		39,432		33,108
Less treasury stock, at cost, 277,342 shares repurchased and 3,432,351 forward repurchase shares as of December 31, 2022. As of December 31, 2023, there was no treasury stock or forward repurchase shares		—		(13,626)
Accumulated deficit		(36,830)		(22,709)
Stockholders' equity (deficit) attributable to CaliberCos Inc.		2,623		(3,209)
Stockholders' equity attributable to noncontrolling interests		63,395		80,398
Total stockholders' equity		66,018		77,189
Total liabilities and stockholders' equity	$	299,432	$	278,834

CALIBER THE WEALTH DEVELOPMENT COMPANY 32

https://www.caliberco.com/ CaliberCos NASDAQ: CWD Contacts: Chris Loeffler, CEO Chris.Loeffler@CaliberCo.com Lisa Fortuna, Investor Relations, Financial Profiles lfortuna@finprofiles.com

Appendix 34T H E W E A L T H D E V E L O P M E N T C O M P A N Y

35T H E W E A L T H D E V E L O P M E N T C O M P A N Y Non-GAAP Measures We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provides investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non- GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Fee-Related Earnings and Related Components Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee-based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee-Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company’s Buyback Program, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. Distributable Earnings Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results assessing the amount of earnings available for distribution. Caliber Adjusted EBITDA Caliber Adjusted EBITDA represents the Company’s Distributable Earnings adjusted for interest expense, the share repurchase costs related to the Company’s Buyback Program, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds (intercompany eliminations), Loss on CRAF Investment Redemption, Gain on extinguishment of Payroll Protection Program loans, and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. NON-GAAP Measures

CALIBER THE WEALTH DEVELOPMENT COMPANY

NON-GAAP Measures

Consolidated Adjusted EBITDA

Consolidated Adjusted EBITDA represents the Company's and the consolidated funds' earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, the share repurchase costs related to the Company's Buyback Program, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items.

The following tables presents a reconciliation of net (loss) income attributable to CaliberCos Inc. to Fee-Related Earnings, Distributable Earnings, Caliber Adjusted EBITDA, and Consolidated Adjusted EBITDA for the years ended December 31, 2023 and 2022 (in thousands):

CALIBER THE WEALTH DEVELOPMENT COMPANY 36

NON-GAAP Reconciliation 37T H E W E A L T H D E V E L O P M E N T C O M P A N Y NON-GAAP RECONCILIATION (AMOUNTS IN THOUSANDS) (UNAUDITED)

NON-GAAP Reconciliation 38T H E W E A L T H D E V E L O P M E N T C O M P A N Y ASSET MANAGEMENT PLATFORM SEGMENT(1) (AMOUNTS IN THOUSANDS) (UNAUDITED)

NON-GAAP Reconciliation 39T H E W E A L T H D E V E L O P M E N T C O M P A N Y ASSET MANAGEMENT PLATFORM SEGMENT(1) (AMOUNTS IN THOUSANDS) (UNAUDITED)

NON-GAAP Reconciliation 40T H E W E A L T H D E V E L O P M E N T C O M P A N Y ASSET MANAGEMENT PLATFORM SEGMENT(1) (AMOUNTS IN THOUSANDS) (UNAUDITED)

CALIBER THE WEALTH DEVELOPMENT COMPANY

NON-GAAP Reconciliation

MANAGED CAPITAL
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Managed Capital
Balances as of December 31, 2022	$ 383,189
Originations	74,857
Redemptions	(22,962)
Other[(1)]	2,541
Balances as of December 31, 2023	$ 437,625

	December 31, 2023	December 31, 2022
Real Estate		
Hospitality	$ 114,407	$ 102,071
Residential	74,224	62,819
Commercial	155,004	128,210
Total Real Estate[(2)]	343,635	293,100
Credit[(3)]	84,588	74,766
Other[(4)]	9,402	15,323
Total	$ 437,625	$ 383,189

(1) Other represents the inclusion of an investment of one of our funds upon the completion of an equity swap during the year ended December 31, 2023.

(2) Beginning during the year ended December 31, 2023, the Company includes capital raised from investors in CaliberCos Inc. through corporate note issuances that was further invested in our funds in Managed Capital. As of December 31, 2023 and December 31, 2022, the Company had invested $18.3 million and $5.4 million, respectively, in our funds.

(3) Credit managed capital represents loans made to Caliber's investment funds by the Company and our diversified credit fund. As of December 31, 2023, the Company had loaned $8.5 million to our funds. As of December 31, 2022, no amounts had been loaned to our funds from the Company.

(4) Other managed capital represents undeployed capital held in our diversified funds.

CALIBER THE WEALTH DEVELOPMENT COMPANY

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NON-GAAP Reconciliation 42T H E W E A L T H D E V E L O P M E N T C O M P A N Y FV AUM (AMOUNTS IN THOUSANDS) (UNAUDITED) Balances as of December 31, 2022 $ 745,514 Assets acquired(1) 29,384 Construction and net market depreciation 9,129 Asset sold or disposed(2) (52,710) Credit(3) 9,822 Other(4) 51 Balances as of December 31, 2023 $ 741,190 December 31, 2023 2022 Real Estate Hospitality $ 268,800 $ 319,300 Residential $ 138,000 $ 86,900 Commercial $ 240,400 $ 255,197 Total Real Estate $ 647,200 $ 661,397 Credit(1) $ 84,588 $ 74,766 Other(2) $ 9,402 $ 9,351 Total $ 741,190 $ 745,514 ___________________________________________ (1) Assets acquired during the year ended December 31, 2023 include one development asset in Colorado, our headquarters office building, and two multi-family residential assets in Arizona (2) Assets sold during the year ended December 31, 2023 include lot sales related to a development asset in Colorado, nine homes from our residential fund, and one commercial asset in Arizona (3) Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund (4) Other FV AUM represents undeployed capital held in our diversified funds